Exhibit 99.1

SECOND ADDENDUM TO APPENDIX A OF
FOURTH AMENDED AND RESTATED SERVICE AGREEMENT

This Second Addendum to Appendix A of that certain Fourth Amended and Restated Service Agreement (the "Addendum") is entered into as of this 31st day of August, 2022, by and between Comenity Servicing LLC (“Servicer”), a Texas limited liability company with its principal place of business at 3095 Loyalty Circle, Columbus, OH 43219 and Comenity Bank (“Bank”), a Delaware state bank with its principal place of business at One Righter Parkway, Suite 100, Wilmington, DE 19803.

RECITALS

WHEREAS, Bank and Servicer entered into that certain Fourth Amended and Restated Service Agreement as of June 1, 2022 (the “Agreement”) to outsource certain data processing activities and certain other administrative and servicing functions; and

WHEREAS, Bank and Servicer desire to modify certain Performance Standards set forth in Exhibit A to the Agreement.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Bank and Servicer agree as follows:

1.         Performance Standards. Bank and Servicer agree to amend the Performance Standards set forth in Appendix A to the Agreement, such that certain Performance Standards are hereby amended, added, or deleted as set forth in further detail in Exhibit A hereto.

2.          Effective Date:  The amendments, additions, and deletions to the Performance Standards, as set forth in Exhibit A hereto, shall be effective as of the first day of the month following the month in which this Addendum is executed.

3.         Miscellaneous.  Capitalized terms not otherwise defined in this Addendum shall have the meanings assigned to them in the Agreement.  Other than as set forth above and in Exhibit A hereto, the parties agree that the Agreement, as amended by this Addendum, shall continue in full force and effect. The parties may execute this Addendum in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute but one and the same instrument.

Second Addendum to Appendix A of
Fourth Amended and Restated Service Agreement
Comenity Bank/Comenity Servicing LLC
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IN WITNESS WHEREOF, the parties have caused this Addendum to be executed by their authorized officers effective as of the date first written above.

Comenity Servicing LLC

By:	/s/ Tammy McConnaughey
Name:	Tammy McConnaughey
Title:	EVP, Credit Operations and Credit Risk

Comenity Bank

By:	/s/ Baron Schlachter
Name:	Baron Schlachter
Title:	President

Second Addendum to Appendix A of
Fourth Amended and Restated Service Agreement
Comenity Bank/Comenity Servicing LLC
2

EXHIBIT A

1.	Amendments and Additions. Set forth below are additional Performance Standards or revisions to existing Performance Standards, all of which shall be incorporated into Appendix A to the Agreement.

Service	Performance Standard	Measuring Period	Amended/ Added

Vendor Management Services
• Complete Vendor Engagement due diligence reviews and assign tier.
• Complete annual reviews and oversight of vendor engagements as required by policy and procedures.
• Report critical and material vendor incidents as defined by policy and procedures.
• Support regulatory exams and provide documentation as requested by the Banks.
•  Responsible for completing FLOD roles and responsibilities as outlined in the Banks Vendor Risk Management Policy.
• Timely completion of KRI / RAM, and other vendor metrics.
• Complete RCSA control testing to ensure identified risks are adequately controlled and risk tolerances are maintained throughout the business process.

	N/A	N/A	Amended Service Description
	Notify VRM of any material vendor incidents as defined in the Global Sourcing and Vendor Management procedures once known, within 2 business days.	M	Amended
	Completes 90% of required SRM Oversight Tasks within 30 days of the SLA timeframes established in the Supplier Relationship Procedures.	M	Added
	Complete 90% of required New Due Diligence SRM tasks within 30 days of the SLA timeframes established in the Supplier Relationship Procedures.	M	Added

Second Addendum to Appendix A of
Fourth Amended and Restated Service Agreement
Comenity Bank/Comenity Servicing LLC
3

2.	Deletions. Set forth below are Performance Standards which shall be deleted from Appendix A to the Agreement.

Service	Performance Standard	Measuring Period	Deleted

Vendor Management Services
• Complete Vendor Engagement due diligence reviews and assign tier.
• Complete annual reviews and oversight of vendor engagements as required by policy and procedures.
• Report critical and material vendor incidents as defined by policy and procedures.
• Support regulatory exams and provide documentation as requested by the Banks.
•  Responsible for completing FLOD roles and responsibilities as outlined in the Banks Vendor Risk Management Policy.
• Timely completion of KRI / RAM, and other vendor metrics.
• Complete RCSA control testing to ensure identified risks are adequately controlled and risk tolerances are maintained throughout the business process.
	General Global Sourcing/VRM Requests: Respond to general inquiries within two business days.	M	Deleted
	Regulatory Requests: Fulfill all regulatory requests within two business day unless otherwise agreed.	Ad Hoc	Deleted
	No less than 90% of the Quarterly and Annual Business Reviews will be completed within 30 days of the timeframes established in the Supplier Relationship Management Procedures.	Q	Deleted

Second Addendum to Appendix A of
Fourth Amended and Restated Service Agreement
Comenity Bank/Comenity Servicing LLC
4